                                                                 Exhibit 10.60.1

THIS DOCUMENT PREPARED BY,
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

David J. McPherson, Esquire
Troutman Sanders LLP
P.O. Box 1122
Richmond, Virginia 23218-1122

================================================================================

APN: 455-011-30
     ______________________________

                           MULTIFAMILY DEED OF TRUST,
                              ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING
                                  (CALIFORNIA)

ATTENTION COUNTY RECORDER: THIS INSTRUMENT IS INTENDED TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO SECTION 9402 OF THE CALIFORNIA COMMERCIAL CODE. PORTIONS OF THE GOODS COMPRISING A PART OF THE MORTGAGED PROPERTY ARE OR ARE TO BECOME FIXTURES RELATED TO THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS TO BE FILED FOR RECORD IN THE RECORDS OF THE COUNTY WHERE DEEDS OF TRUST ON REAL PROPERTY ARE RECORDED AND SHOULD BE INDEXED AS BOTH A DEED OF TRUST AND AS A FINANCING STATEMENT COVERING FIXTURES. THE ADDRESSES OF BORROWER (DEBTOR) AND LENDER (SECURED PARTY) ARE SPECIFIED IN THE FIRST PARAGRAPH ON PAGE 1 OF THIS INSTRUMENT.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -              FORM 4005        11/01
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

                                TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----
1.       DEFINITIONS......................................................................      1

2.       UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.......................................      5

3.       ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION...............      6

4.       ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY....................      8

5.       PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM....      9

6.       EXCULPATION......................................................................      9

7.       DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES..................................      9

8.       COLLATERAL AGREEMENTS............................................................     10

9.       APPLICATION OF PAYMENTS..........................................................     10

10.      COMPLIANCE WITH LAWS.............................................................     11

11.      USE OF PROPERTY..................................................................     11

12.      PROTECTION OF LENDER'S SECURITY..................................................     11

13.      INSPECTION.......................................................................     12

14.      BOOKS AND RECORDS; FINANCIAL REPORTING...........................................     12

15.      TAXES; OPERATING EXPENSES........................................................     13

16.      LIENS; ENCUMBRANCES..............................................................     14

17.      PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY...................     14

18.      ENVIRONMENTAL HAZARDS............................................................     15

19.      PROPERTY AND LIABILITY INSURANCE.................................................     19

20.      CONDEMNATION.....................................................................     20

21.      TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.....................     21

22.      EVENTS OF DEFAULT................................................................     24

23.      REMEDIES CUMULATIVE..............................................................     24

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -    FORM 4005      11/01      Page i
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

24.      FORBEARANCE...............................................     25

25.      LOAN CHARGES..............................................     25

26.      WAIVER OF STATUTE OF LIMITATIONS..........................     25

27.      WAIVER OF MARSHALLING.....................................     25

28.      FURTHER ASSURANCES........................................     26

29       ESTOPPEL CERTIFICATE......................................     26

30.      GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE..........     26

31.      NOTICE....................................................     26

32.      SALE OF NOTE; CHANGE IN SERVICER..........................     27

33.      SINGLE ASSET BORROWER.....................................     27

34       SUCCESSORS AND ASSIGNS BOUND..............................     27

35.      JOINT AND SEVERAL LIABILITY...............................     27

36.      RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.......     27

37.      SEVERABILITY; AMENDMENTS..................................     27

38.      CONSTRUCTION..............................................     27

39.      LOAN SERVICING............................................     28

40.      DISCLOSURE OF INFORMATION.................................     28

41.      NO CHANGE IN FACTS OR CIRCUMSTANCES.......................     28

42.      SUBROGATION...............................................     28

43.      ACCELERATION; REMEDIES....................................     28

44.      RECONVEYANCE..............................................     29

45.      SUBSTITUTE TRUSTEE........................................     29

46.      STATEMENT OF OBLIGATION...................................     29

47.      SPOUSE'S SEPARATE PROPERTY................................     29

48.      FIXTURE FILING............................................     29

49.      ADDITIONAL PROVISION REGARDING APPLICATION OF PAYMENTS....     29

50.      WAIVER OF MARSHALLING; OTHER WAIVERS......................     29

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -      FORM 4005     11/01    Page ii
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

51       ADDITIONAL PROVISIONS CONCERNING ENVIRONMENTAL HAZARDS....    30

52.      ADDITIONAL PROVISION REGARDING INSURANCE..................    31

53.      WAIVER OF TRIAL BY JURY...................................    31

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -      FORM 4005   11/01     Page iii
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

                                                                 Inn at the Park

                           MULTIFAMILY DEED OF TRUST,
                              ASSIGNMENT OF RENTS,
                             SECURITY AGREEMENT AND
                                 FIXTURE FILING

      THIS MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the "INSTRUMENT") is dated as of the 21st day of June, 2005, by FIT REN PARK LP, a limited partnership organized and existing under the laws of Delaware, whose address is c/o Fortress Investment Trust, 1251 Avenue of the Americas, 16th Floor, New York, New York 10020, Attn: Randal Nardone, as trustor ("BORROWER"), to FIDELITY NATIONAL TITLE, as trustee ("TRUSTEE"), for the benefit of GMAC COMMERCIAL MORTGAGE BANK, a industrial bank organized and existing under the laws of Utah, whose address is 6955 Union Park Center, Suite 330, Midvale, Utah 84047, Attn: President, with a copy to GMAC Commercial Mortgage Corporation, 200 Witmer Road, P. O. Box 809, Horsham, Pennsylvania 19044, Attn: Servicing - Executive Vice President, as beneficiary ("LENDER").

      Borrower, in consideration of the Indebtedness and the trust created by this Instrument, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the Mortgaged Property, including the Land located in the County of Orange, State of California and described in Exhibit A attached to this Instrument.

      TO SECURE TO LENDER the repayment of the Indebtedness evidenced by Borrower's Multifamily Note payable to Lender, dated as of the date of this Instrument, and maturing on July 1, 2012, in the principal amount of $22,545,000.00, and all renewals, extensions and modifications of the Indebtedness, the payment of all sums advanced by or on behalf of Lender to protect the security of this Instrument under Section 12, and the performance of the covenants and agreements of Borrower contained in the Loan Documents.

      Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered. Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property.

COVENANTS. Borrower and Lender covenant and agree as follows:

      1. DEFINITIONS. The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:

      (a) "BORROWER" means all persons or entities identified as "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

      (b) "COLLATERAL AGREEMENT" means any separate agreement between Borrower and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement,

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 1
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

      (c) "ENVIRONMENTAL PERMIT" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

      (d) "EVENT OF DEFAULT" means the occurrence of any event listed in Section 22.

      (e) "FIXTURES" means all property which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

      (f) "GOVERNMENTAL AUTHORITY" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

      (g) "HAZARDOUS MATERIALS" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBS") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

      (h) "HAZARDOUS MATERIALS LAWS" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq., and their state analogs.

      (i) "IMPOSITIONS" and "IMPOSITION DEPOSITS" are defined in Section 7(a).

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 2
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      (j) "IMPROVEMENTS" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

      (k) "INDEBTEDNESS" means the principal of, interest on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

      (l) [Intentionally omitted]

      (m) "KEY PRINCIPAL" means the natural person(s) or entity identified as such at the foot of this Instrument, and any person or entity who becomes a Key Principal after the date of this Instrument and is identified as such in an amendment or supplement to this Instrument.

      (n) "LAND" means the land described in Exhibit A.

      (o) "LEASES" means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

      (p) "LENDER" means the entity identified as "Lender" in the first paragraph of this Instrument and its successors and assigns, or any subsequent holder of the Note.

      (q) "LOAN DOCUMENTS" means the Note, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Borrower, Key Principal, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

      (r) "LOAN SERVICER" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

      (s) "MORTGAGED PROPERTY" means all of Borrower's present and future right, title and interest in and to all of the following:

            (1)   the Land;

            (2)   the Improvements;

            (3)   the Fixtures;

            (4)   the Personalty;

            (5) all current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 3
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
            or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

            (6) all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender's requirement;

            (7) all awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

            (8) all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

            (9) all proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

            (10)  all Rents and Leases;

            (11) all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

            (12)  all Imposition Deposits;

            (13) all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);

            (14) all tenant security deposits which have not been forfeited by any tenant under any Lease; and

            (15) all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

      (t) "NOTE" means the Multifamily Note described on page 1 of this Instrument, including the Acknowledgment and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability (if any), and all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 4
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      (u) "O&M PROGRAM" is defined in Section 18(a).

      (v) "PERSONALTY" means all equipment, inventory, general intangibles which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, including furniture, furnishings, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

      (w) "PROPERTY JURISDICTION" is defined in Section 30(a).

      (x) "RENTS" means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including subsidy payments received from any sources (including, but not limited to payments under any Housing Assistance Payments Contract) parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants.

      (y) "TAXES" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

      (z) "TRANSFER" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law); (B) the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code. For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

      2. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC COLLATERAL"), and Borrower hereby grants to Lender a security interest in the UCC Collateral. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments, in such form as Lender may require to perfect or continue the perfection of this security interest and Borrower agrees, if Lender so requests, to execute and deliver to Lender such financing statements,

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 5
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
continuation statements and amendments. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies. This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture.

      3. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

      (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

      (b) After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower's receipt of any Rents from any sources (including, but not limited to subsidy payments under any Housing Assistance Payments Contract), pay the total amount of such receipts to the Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower shall pay to Lender upon demand all Rents to which Lender is entitled. At any time after the occurrence of an Event of Default, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender; provided, however, that the giving of any such notice by Lender shall not affect, in any way, Lender's entitlement to the Rents as of the date on which the Event of Default occurs. No tenant

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 6
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

      (c) Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than an assignment of Rents securing indebtedness that will be paid off and discharged with the proceeds of the loan evidenced by the Note), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Borrower shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

      (d) If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower's solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property. Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

      (e) If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 7
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      (f) If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

      (g) Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

      4. ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

      (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property," as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

      (b) Until the occurrence of an Event of Default, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate. Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

      (c) Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 8
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      (d) From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

      (e) Borrower shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase. If customary in the applicable market, residential Leases with terms of less than six months may be permitted with Lender's prior written consent.

      (f) Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement. Borrower shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender. Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. All non-residential Leases, including renewals or extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument (unless waived in writing by Lender); (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

      (g) Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

      5. PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM. Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents. Borrower shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.

      6. EXCULPATION. Borrower's personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Instrument is limited in the manner, and to the extent, provided in the Note.

      7. DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

      (a) Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005      11/01     Page 9
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender. The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "IMPOSITION DEPOSITS". The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as "IMPOSITIONS". The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required. Any waiver by Lender of the requirement that Borrower remit Imposition Deposits to Lender may be revoked by Lender, in Lender's discretion, at any time upon notice to Borrower.

      (b) Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits. Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits as additional security for all of Borrower's obligations under this Instrument and the other Loan Documents. Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

      (c) If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

      (d) If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary, Borrower shall pay to Lender the amount of the deficiency within 15 days after notice from Lender.

      (e) If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

      8. COLLATERAL AGREEMENTS. Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement.

      9. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 10
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Neither Lender's acceptance of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower's obligations under this Instrument and the Note shall remain unchanged.

      10. COMPLIANCE WITH LAWS. Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases. Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits. Borrower shall at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 10. Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property. Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

      11. USE OF PROPERTY. Unless required by applicable law, Borrower shall not
(a) except for any change in use approved by Lender, allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (d) establish any condominium or cooperative regime with respect to the Mortgaged Property.

      12. PROTECTION OF LENDER'S SECURITY.

      (a) If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender's interest, including (1) payment of fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants, (2) entry upon the Mortgaged Property to make repairs or secure the Mortgaged Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Borrower has failed to pay under Sections 15 and 17.

      (b) Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "DEFAULT RATE", as defined in the Note.

      (c) Nothing in this Section 12 shall require Lender to incur any expense or take any action.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 11
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      13. INSPECTION. Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.

      14. BOOKS AND RECORDS; FINANCIAL REPORTING.

      (a) Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

      (b) Borrower shall furnish to Lender all of the following:

            (1) within 120 days after the end of each fiscal year of Borrower, a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Borrower relating to the Mortgaged Property for that fiscal year and, when requested by Lender, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that fiscal year;

            (2) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

            (3) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

            (4) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and the interest held by each, if Borrower is a corporation, all officers and directors of Borrower, and if Borrower is a limited liability company, all managers who are not members;

            (5) upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender;

            (6) upon Lender's request, a balance sheet, a statement of income and expenses for Borrower and a statement of changes in financial position of Borrower for Borrower's most recent fiscal year; and

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 12
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

            (7) if required by Lender, a statement of income and expense for the Mortgaged Property for the prior month or quarter.

      (c) Each of the statements, schedules and reports required by Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require. Lender also may require that any statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender.

      (d) If Borrower fails to provide in a timely manner the statements, schedules and reports required by Section 14(b), Lender shall have the right to have Borrower's books and records audited, at Borrower's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

      (e) If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

      (f) Borrower authorizes Lender to obtain a credit report on Borrower at any time.

      (g) If an Event of Default has occurred and Lender has not previously required Borrower to furnish a quarterly statement of income and expense for the Mortgaged Property, Lender may require Borrower to furnish such a statement within 45 days after the end of each fiscal quarter of Borrower following such Event of Default.

      15. TAXES; OPERATING EXPENSES.

      (a) Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

      (b) Subject to the provisions of Section 15(c), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

      (c) As long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received, Borrower shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition. If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable. Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or Borrower has failed to provide Lender with bills and premium notices as provided above.

      (d) Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Borrower deposits with Lender reserves sufficient to pay the contested

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 13
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

Imposition, if requested by Lender, and (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Borrower to pay the contested Imposition.

      (e) Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments.

      16. LIENS; ENCUMBRANCES. Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "LIEN") on the Mortgaged Property (other than the lien of this Instrument) or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default.

      17. PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY.

      (a) Borrower (1) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (2) shall not abandon the Mortgaged Property, (3) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (4) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, (5) shall provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing, and (6) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument. Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.

      (b) If, in connection with the making of the loan evidenced by the Note or at any later date, Lender waives in writing the requirement of Section 17(a)(5) above that Borrower enter into a written contract for management of the Mortgaged Property and if, after the date of this Instrument, Borrower intends to change the management of the Mortgaged Property, Lender shall have the right to approve such new property manager and the written contract for the management of the Mortgaged Property and require that Borrower and such new property manager enter into an Assignment of Management Agreement on a form approved by Lender. If required by Lender (whether before or after an Event of Default), Borrower will cause any Affiliate of Borrower to whom fees are payable for the management of the Mortgaged Property to enter into an agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require. "Affiliate of Borrower" means any corporation, partnership, joint venture, limited liability company, limited liability partnership, trust or individual controlled by, under common control with, or which controls Borrower (the term "control" for these purposes shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity, and control shall be conclusively presumed in the case of the ownership of 50% or more of the equity interests).

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 14
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      18. ENVIRONMENTAL HAZARDS.

      (a) Except for matters covered by a written program of operations and maintenance approved in writing by Lender (an "O&M PROGRAM") or matters described in Section 18(b), Borrower shall not cause or permit any of the following:

            (1) the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property;

            (2) the transportation of any Hazardous Materials to, from, or across the Mortgaged Property;

            (3) any occurrence or condition on the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws; or

            (4) any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property.

      The matters described in clauses (1) through (4) above are referred to collectively in this Section 18 as "PROHIBITED ACTIVITIES OR CONDITIONS".

      (b) Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

      (c) Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

      (d) If an O&M Program has been established with respect to Hazardous Materials, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Mortgaged Property to comply with the O&M Program. All costs of performance of Borrower's obligations under any O&M Program shall be paid by Borrower, and Lender's out-of-pocket costs incurred in connection with the monitoring and review of the O&M Program and Borrower's performance shall be paid by Borrower upon demand by Lender. Any such out-of-pocket costs of Lender which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 15
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      (e) Borrower represents and warrants to Lender that, except as previously disclosed by Borrower to Lender in writing:

            (1) Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions;

            (2) to the best of Borrower's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed;

            (3) except to the extent previously disclosed by Borrower to Lender in writing, the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower's knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past. If there is an underground storage tank located on the Property which has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

            (4) Borrower has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials. Without limiting the generality of the foregoing, Borrower has obtained all Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;

            (5) no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

            (6) there are no actions, suits, claims or proceedings pending or, to the best of Borrower's knowledge after reasonable and diligent inquiry, threatened that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

            (7) Borrower has not received any complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property.

      The representations and warranties in this Section 18 shall be continuing representations and warranties that shall be deemed to be made by Borrower throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

      (f) Borrower shall promptly notify Lender in writing upon the occurrence of any of the following events:

            (1)   Borrower's discovery of any Prohibited Activity or Condition;

            (2) Borrower's receipt of or knowledge of any complaint, order, notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 16
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
                  affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property; and

            (3) any representation or warranty in this Section 18 becomes untrue after the date of this Agreement.

      Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Instrument, the Note, or any other Loan Document.

      (g) Borrower shall pay promptly the costs of any environmental inspections, tests or audits ("ENVIRONMENTAL INSPECTIONS") required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist. Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections. Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property. Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the results of, the delivery of any of Lender's Environmental Inspections.

      (h) If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("REMEDIAL WORK") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Hazardous Materials Law, Borrower shall, by the earlier of (1) the applicable deadline required by such Hazardous Materials Law or (2) 30 days after notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law. If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so. Any reimbursement due from Borrower to Lender shall become part of the Indebtedness as provided in Section 12.

      (i) Borrower shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

      (j) Borrower shall indemnify, hold harmless and defend (i) Lender, (ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers,

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 17
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "INDEMNITEES") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including fees and out-of-pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

            (1) any breach of any representation or warranty of Borrower in this Section 18;

            (2) any failure by Borrower to perform any of its obligations under this Section 18;

            (3) the existence or alleged existence of any Prohibited Activity or Condition;

            (4) the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property; and

            (5)   the actual or alleged violation of any Hazardous Materials
                  Law.

      (k) Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees. However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Borrower's expense.

      (l) Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "CLAIM"), settle or compromise the Claim if the settlement (1) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender; or (2) may materially and adversely affect Lender, as determined by Lender in its discretion.

      (m) Lender agrees that the indemnity under this Section 18 shall be limited to the assets of Borrower and Lender shall not seek to recover any deficiency from any natural persons who are general partners of Borrower.

      (n) Borrower shall, at its own cost and expense, do all of the following:

            (1) pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this
                  Section 18;

            (2) reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Section 18; and

            (3) reimburse Indemnitees for any and all expenses, including fees and out-of-pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 18
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      (o) In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned), may settle or compromise any action or legal or administrative proceeding. Borrower shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, and the fees and out-of-pocket expenses of such attorneys and consultants.

      (p) The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Borrower consists of more than one person or entity, the obligation of those persons or entities to indemnify the Indemnitees under this Section 18 shall be joint and several. The obligation of Borrower to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.

      19. PROPERTY AND LIABILITY INSURANCE.

      (a) Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage. Lender's insurance requirements may change from time to time throughout the term of the Indebtedness. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Improvements against loss by flood.

      (b) All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment. All such policies shall also be in a form approved by Lender. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a). Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender.

      (c) Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

      (d) All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 19
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      (e) Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

      (f) In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action. Lender may, at Lender's option, (1) hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "RESTORATION"), or
(2) apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

      (g) Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met: (1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing; (2) Lender determines, in its discretion, that there will be sufficient funds to complete the Restoration; (3) Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; (4) Lender determines, in its discretion, that the Restoration will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty; and (5) upon Lender's request, Borrower provides Lender evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to this Section 19.

      (h) If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

      20. CONDEMNATION.

      (a) Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "CONDEMNATION"). Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action. Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 20
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      (b) Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

      21. TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.

      (a) The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

            (1) a Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property;

            (2)   a Transfer of a Controlling Interest in Borrower;

            (3) a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Borrower;

            (4) a Transfer of all or any part of Key Principal's ownership interests (other than limited partnership interests) in Borrower, or in any other entity which owns, directly or indirectly through one or more intermediate entities, an ownership interest in Borrower;

            (5) if Key Principal is an entity, (A) a Transfer of a Controlling Interest in Key Principal, or (B) a Transfer of a Controlling Interest in any entity which owns, directly or indirectly through one or more intermediate entities, a Controlling Interest in Key Principal;

            (6) if Borrower or Key Principal is a trust, the termination or revocation of such trust; and

            (7) a conversion of Borrower from one type of legal entity into another type of legal entity, whether or not there is a Transfer.

      Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

      (b) The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(a) to the contrary:

            (1)   a Transfer to which Lender has consented;

            (2) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person;

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 21
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

            (3) the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

            (4) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

            (5) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request; and

            (6) the creation of a tax lien or a mechanic's, materialman's or judgment lien against the Mortgaged Property which is bonded off, released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

      (c) Lender shall consent, without any adjustment to the rate at which the Indebtedness secured by this Instrument bears interest or to any other economic terms of the Indebtedness, to a Transfer that would otherwise violate this
Section 21 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

            (1) the submission to Lender of all information required by Lender to make the determination required by this Section 21(c);

            (2)   the absence of any Event of Default;

            (3) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of borrowers in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;

            (4) the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

            (5) in the case of a Transfer of all or any part of the Mortgaged Property, or direct or indirect ownership interests in Borrower or Key Principal (if an entity), if transferor or any other person has obligations under any Loan Document, the execution by the transferee or one or more individuals or entities acceptable to Lender of an assumption agreement (including, if applicable, an Acknowledgment and Agreement of Key Principal to Personal Liability for Exceptions to Non-Recourse Liability) that is acceptable to Lender and that, among other things, requires the transferee or such individual or entity to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 22
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
                  with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

            (6) if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the Borrower causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender; and

            (7)   Lender's receipt of all of the following:

                  (A) a non-refundable review fee in the amount of $3,000 and a transfer fee equal to 1 percent of the outstanding Indebtedness immediately prior to the Transfer.

                  (B) In addition, Borrower shall be required to reimburse Lender for all of Lender's out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request, to the extent such expenses exceed $3,000.

      (d) For purposes of this Section, the following terms shall have the meanings set forth below:

            (1) "INITIAL OWNERS" means, with respect to Borrower or any other entity, the persons or entities who on the date of the Note own in the aggregate 100% of the ownership interests in Borrower or that entity.

            (2) A Transfer of a "CONTROLLING INTEREST" shall mean, with respect to any entity, the following:

                  (i) if such entity is a general partnership or a joint venture, a Transfer of any general partnership interest or joint venture interest which would cause the Initial Owners to own less than 51% of all general partnership or joint venture interests in such entity;

                  (ii) if such entity is a limited partnership, a Transfer of any general partnership interest;

                  (iii) if such entity is a limited liability company or a
                        limited liability partnership, a Transfer of any membership or other ownership interest which would cause the Initial Owners to own less than 51% of all membership or other ownership interests in such entity;

                  (iv) if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than 51% of voting stock in such corporation;

                  (v) if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, a Transfer of any voting stock which would cause the Initial Owners to own less than a sufficient number of shares of voting stock having the power to elect the majority of directors of such corporation; and

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 23
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

                  (vi) if such entity is a trust, the removal, appointment or substitution of a trustee of such trust other than (A) in the case of a land trust, or (B) if the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender.

            (3) "PUBLICLY-HELD CORPORATION" shall mean a corporation the outstanding voting stock of which is registered under Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended.

      22. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

      (a) any failure by Borrower to pay or deposit when due any amount required by the Note, this Instrument or any other Loan Document;

      (b) any failure by Borrower to maintain the insurance coverage required by
Section 19;

      (c) any failure by Borrower to comply with the provisions of Section 33;

      (d) fraud or material misrepresentation or material omission by Borrower, or any of its officers, directors, trustees, general partners or managers, Key Principal or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or
(C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

      (e) any Event of Default under Section 21;

      (f) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

      (g) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower, but no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

      (h) any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document; and

      (i) any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable.

      23. REMEDIES CUMULATIVE. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 24
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

      24. FORBEARANCE.

      (a) Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

      (b) Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

      25. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

      26. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

      27. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 25
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

      28. FURTHER ASSURANCES. Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

      29. ESTOPPEL CERTIFICATE. Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications);
(ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

      30. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

      (a) This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "PROPERTY Jurisdiction").

      (b) Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      31. NOTICE.

      (a) All notices, demands and other communications ("NOTICE") under or concerning this Instrument shall be in writing. Each notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. As used in this Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

      (b) Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31. Each party agrees that it will not refuse or reject delivery of any notice given in

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 26
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
accordance with this Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

      (c) Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this
Section 31.

      32. SALE OF NOTE; CHANGE IN SERVICER. The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Borrower. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrower will be given notice of the change.

      33. SINGLE ASSET BORROWER. Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.

      34. SUCCESSORS AND ASSIGNS BOUND. This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower. However, a Transfer not permitted by Section 21 shall be an Event of Default.

      35. JOINT AND SEVERAL LIABILITY. If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities shall be joint and several.

      36. RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

      (a) The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

      (b) No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (1) any arrangement (a "SERVICING ARRANGEMENT") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

      37. SEVERABILITY; AMENDMENTS. The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument. This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

      38. CONSTRUCTION. The captions and headings of the sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument. Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 27
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument. All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument. Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. Use of the singular in this Agreement includes the plural and use of the plural includes the singular. As used in this Instrument, the term "including" means "including, but not limited to."

      39. LOAN SERVICING. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.

      40. DISCLOSURE OF INFORMATION. Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including any right of privacy.

      41. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "LOAN APPLICATION") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

      42. SUBROGATION. If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "PRIOR LIEN"), such loan proceeds shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

      43. ACCELERATION; REMEDIES. If an Event of Default has occurred and is continuing, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by California law or provided in this Instrument or in any other Loan Document. Borrower acknowledges that the power of sale granted in this Instrument may be exercised by Lender without prior judicial hearing. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees, costs of documentary evidence, abstracts and title reports.

      If the power of sale is invoked, Lender shall execute a written notice of the occurrence of an Event of Default and of Lender's election to cause the Mortgaged Property to be sold and shall cause the notice to be recorded in each county in which the Mortgaged Property or some part of the Mortgaged Property is located. Trustee shall give notice of default and notice of sale and shall sell the Mortgaged Property according to California law. Trustee may sell the Mortgaged Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone the sale of all or any part of the Mortgaged Property by public announcement at the time and place of any

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 28
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
previously scheduled sale. Lender or Lender's designee may purchase the Mortgaged Property at any sale.

      At the sale, Lender shall be entitled to credit bid, or to instruct Trustee, on behalf of Lender to credit bid, up to and including the entire amount of the Indebtedness plus Trustee's fees and expenses. Trustee shall deliver to the purchaser at the sale, within a reasonable time, but in any event within 10 calendar days, after the sale, a deed conveying the Mortgaged Property so sold without any express or implied covenant or warranty. The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements made in those recitals. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of exercising the power of sale, including the payment of Trustee's fees and attorneys' fees and costs of title evidence;
(b) to the Indebtedness in such order as Lender, in Lender's discretion, directs; and (c) the excess, if any, to the person or persons legally entitled to the excess.

      44. RECONVEYANCE. Upon payment of the Indebtedness, Lender shall request Trustee to reconvey the Mortgaged Property and shall surrender this Instrument and the Note to Trustee. Trustee shall reconvey the Mortgaged Property without warranty to the person or persons legally entitled to the Mortgaged Property. Such person or persons shall pay Trustee's reasonable costs incurred in so reconveying the Mortgaged Property.

      45. SUBSTITUTE TRUSTEE. Lender, at Lender's option, may from time to time, by a written instrument, appoint a successor trustee, which instrument, when executed and acknowledged by Lender and recorded in the office of the Recorder of the county or counties where the Mortgaged Property is situated, shall be conclusive proof of proper substitution of the successor trustee. The successor trustee shall, without conveyance of the Mortgaged Property, succeed to all the title, power and duties conferred upon the Trustee in this Instrument and by California law. The instrument of substitution shall contain the name of the original Lender, Trustee and Borrower under this Instrument, the book and page where this Instrument is recorded, and the name and address of the successor trustee. If notice of default has been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee have been paid to such Trustee, who shall endorse receipt of those costs, fees and expenses upon the instrument of substitution. The procedure provided for substitution of trustee in this Instrument shall govern to the exclusion of all other provisions for substitution, statutory or otherwise.

      46. STATEMENT OF OBLIGATION. Lender may collect a fee not to exceed the maximum allowed by applicable law for furnishing the statement of obligation as provided in Section 2943 of the Civil Code of California.

      47. SPOUSE'S SEPARATE PROPERTY. Each Borrower who is a married person expressly agrees that recourse may be had against his or her community property and separate property.

      48. FIXTURE FILING. This Instrument is also a fixture filing under the Uniform Commercial Code of California.

      49. ADDITIONAL PROVISION REGARDING APPLICATION OF PAYMENTS. In addition to the provisions of Section 9, Borrower further agrees that, if Lender accepts a guaranty of only a portion of the Indebtedness, Borrower waives its right under California Civil Code Section 2822(a), to designate the portion of the Indebtedness which shall be satisfied by a guarantor's partial payment.

      50. WAIVER OF MARSHALLING; OTHER WAIVERS. To the extent permitted by law, Borrower waives (i) the benefit of all present or future laws providing for any

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 29
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
appraisement before sale of any portion of the Mortgaged Property, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Indebtedness and marshalling in the event of foreclosure of the lien created by this Instrument, (iii) all rights and remedies which Borrower may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties, (iv) the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument, and (v) any rights, legal or equitable, to require marshalling of assets or to require upon foreclosure sales in a particular order, including any rights under California Civil Code Sections 2899 and 3433. Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided by this Instrument. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of the remedies provided by this Instrument. By signing this Instrument, Borrower does not waive its rights under
Section 2924c of the California Civil Code.

      51. ADDITIONAL PROVISIONS CONCERNING ENVIRONMENTAL HAZARDS. In addition to the provisions of Section 18:

      (a) Except for matters covered by an O&M Program or matters described in
Section 18(b), Borrower shall not cause or permit any lien (whether or not such lien has priority over the lien created by this Instrument) upon the Mortgaged Property imposed pursuant to any Hazardous Materials Laws. Any such lien shall be considered a Prohibited Activity or Condition.

      (b) Borrower represents and warrants to Lender that, except as previously disclosed by Borrower to Lender in writing:

            (1) at the time of acquiring the Mortgaged Property, Borrower undertook all appropriate inquiry into the previous ownership and uses of the Mortgaged Property consistent with good commercial or customary practice and no evidence or indication came to light which would suggest that the Mortgaged Property has been or is now being used for any Prohibited Activities or Conditions; and

            (2) the Mortgaged Property has not been designated as "hazardous waste property" or "border zone property" pursuant to Section 25220, et seq., of the California Health and Safety Code.

      The representations and warranties in this Section 51(b) shall be continuing representations and warranties that shall be deemed to be made by Borrower throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

      (c) Without limiting any of the remedies provided in this Instrument, Borrower acknowledges and agrees that each of the provisions in Section 18 and in this Section 51 is an environmental provision (as defined in Section 736(f)(2) of the California Code of Civil Procedure) made by Borrower relating to the real property security (the "ENVIRONMENTAL PROVISIONS"), and that Borrower's failure to comply with any of the Environmental Provisions will be a breach of contract that will entitle Lender to pursue the remedies provided by
Section 736 of the California Code of Civil Procedure ("SECTION 736") for the recovery of damages and for the enforcement of the Environmental Provisions. Pursuant to Section 736, Lender's action for recovery of damages or enforcement of the Environmental Provisions shall not constitute an action within the meaning of Section 726(a) of the California Code of Civil Procedure or

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 30
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Sections 580a, 580b, 580d, or 726(b) of the California Code of Civil Procedure.

      (d) Any reference in this Instrument or in any other Loan Document to
Section 18 of this Instrument shall be construed as referring together to
Section 18 and this Section 51.

      52. ADDITIONAL PROVISION REGARDING INSURANCE. In addition to the provisions of Section 19, Borrower further agrees that to the extent that Borrower obtains any form of property damage insurance for the Mortgaged Property or any portion thereof that insures perils not required to be insured against by Lender, such policy of property damage insurance shall include a standard mortgagee clause and shall name Lender as loss payee and, within 10 days following Borrower's purchase of such additional insurance, Borrower shall cause to be delivered to Lender a duplicate original policy of insurance with respect to such policy. Any insurance proceeds payable to Borrower under such policy shall be additional security for the Indebtedness and Lender shall have the same rights to such policy and proceeds as it has with respect to insurance policies required by Lender pursuant to Section 19 (except that Lender shall not require that the premium for such additional insurance be included among the Imposition Deposits).

      53. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      ATTACHED EXHIBITS. The following Exhibits are attached to this Instrument:

            [X]    Exhibit A     Description of the Land (required)

            [X]    Exhibit B     Modifications to Instrument (Cross Default
                                 and Cross Collateralization)

            [X]    Exhibit B-1   Modifications to Instrument (Seniors Housing)

            [X]    Exhibit B-2   Modifications to Instrument

            [X]    Exhibit B-3   Modifications to Instrument (Request for Second
                                 Lien)

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 31
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

      IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.

                                 FIT REN PARK LP, a Delaware limited partnership

                                   By: FIT REN Holdings GP Inc., a Delaware
                                       corporation, its general partner

                                       By: /s/ William B. Doniger
                                           _______________________________
                                       Name:  William B. Doniger
                                       Title: VP

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 32
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

State of            NY
         ____________________________

County of           NY
          ___________________________

On 8th day of June 2005     before me, Frances Viserto Notary Public
   ________________________            _______________________________________,
               DATE                    NAME, TITLE OF OFFICER - E.G., "JANE DOE,
                                       NOTARY PUBLIC
personally appeared William B. Doniger
                    ___________________________________________________________,
                              NAME(S) OF SIGNER(S)

[ ] personally known to me -OR- [ ] bproved to me on the basis of satisfactory evidence to be the person(s) whose
                                            name(s) is/are subscribed to the
                                            within instrument and acknowledged
                                            to me that he/she/they executed the
                                            same in his/her/their authorized
                                            capacity(ies), and that by
                                            his/her/their signature(s) on the
                                            instrument the person(s), or the
                                            entity upon behalf of which the
                                            person(s) acted, executed the
                                            instrument.

                                            WITNESS my hand and official seal.

                                            /s/ Frances A. Viserto
                                            ____________________________________
                                            Signature of Notary

                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER             DESCRIPTION OF ATTACHED DOCUMENT

[ ]    INDIVIDUAL
[ ]    CORPORATE OFFICER:                   ____________________________________
       ____________________________               TITLE OR TYPE OF DOCUMENT
                TITLE(S)

[ ]    PARTNER(S):    [ ]   LIMITED
                      [ ]   GENERAL

[ ]    ATTORNEY-IN-FACT                     ____________________________________
[ ]    TRUSTEE(S)                                      NUMBER OF PAGES
[ ]    GUARDIAN/CONSERVATOR
[ ]    OTHER: _____________________
       ____________________________         ____________________________________
       ____________________________                    DATE OF DOCUMENT
SIGNER IS REPRESENTING:
NAME OF PERSONS OR ENTITY(IES)              ____________________________________
___________________________________           SIGNER(S) OTHER THAN NAMED ABOVE
___________________________________

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 33
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

KEY PRINCIPAL

Fortress Investment Trust II
1251 Avenue of the Americas
16th Floor
New York, New York 10020

After the Transfer described in Section 21(b)(7), and subject to Section 21(e), the Key Principal shall be:

Brookdale Senior Living, Inc.
330 North Wabash, Suite 1400
Chicago, Illinois 60611

FANNIE MAE MULTIFAMILY SECURITY INSTRUMENT -     FORM 4005     11/01     Page 34
CALIFORNIA (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

                                    EXHIBIT A

                            [DESCRIPTION OF THE LAND]

GROUND LEASE MODIFICATIONS TO INSTRUMENT       FORM 4070      11/01     Page A-1
(INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

                                    EXHIBIT B

                           MODIFICATIONS TO INSTRUMENT
                   (CROSS-DEFAULT AND CROSS COLLATERALIZATION)

      The following modifications are made to the text of the Instrument that precedes this Exhibit:

      1. The following new Sections are added to the Instrument after the last numbered Section:

            "54. CROSS-DEFAULT AND CROSS COLLATERALIZATION.

                  (a) The entity that owns a Controlling Interest in Borrower also owns a Controlling Interest in the owner of each of the multifamily properties described on Exhibit C to this Instrument (each, an "OWNER"). All of the properties described on Exhibit C, together with the Mortgaged Property, are referred to herein collectively as the "OWNER'S PROJECTS". Contemporaneous with the closing and funding of the loan to the Borrower evidenced by the Note (the "LOAN"), the Lender has extended a loan to each Owner, each loan being secured by a Multifamily Mortgage or Deed of Trust, Assignment of Rents and Security Agreement (a "Security Instrument") against one of the other Owner's Projects.

                  (b) The Borrower acknowledges that the Lender is unwilling to extend the Loan unless all of the Owner's Projects will be treated as a single project through the imposition of cross-collateralization, cross-default and release provisions.

                  (c) The Borrower hereby agrees and consents that as additional security to the Lender, each of the Owner's Projects shall be subject to the lien of the Lender's Security Instrument for each of the other of the Owner's Projects, and that each of the respective Owner's Projects shall collateralize the other Owner's Projects as follows: all Mortgaged Property (as defined in the respective Security Instrument) for each of the Owner's Projects shall be considered part of the "Mortgaged Property" under this Instrument, and shall be collateral under this Instrument and the Loan Documents.

                  (d) The Borrower hereby agrees and consents that upon the
            occurrence of an Event of Default under the Security Instrument securing one of the Owner's Projects, then an Event of Default shall exist under this Instrument with respect to

CROSS-DEFAULT AND CROSS-COLLATERALIZATION         FORM 4068  11/01      Page B-1
  MODIFICATIONS TO INSTRUMENT (MULTI-PROJECT/MULTI-NOTE) (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae
            the Mortgaged Property and the other Owner's Projects. No notice shall be required to be given to the Borrower in connection with such Event of Default. In the event of an Event of Default under the Security Instrument with respect to any one of the Owner's Projects, the Lender shall exercise and perfect any and all rights in and under the Loan Documents with regard to any or all of the other Owner's Projects, including, but not limited to, an acceleration of one or all of the Notes and the sale of one or all of the Owner's Projects in accordance with the terms of the respective Security Instrument. No notice, except as may be required by the respective Security Instrument, shall be required to be given to the Borrower in connection with the Lender's exercise of any and all of its rights after an Event of Default has occurred.

                  (e) The Borrower may request that Lender make a determination whether the Mortgaged Property may be released from the cross-default and cross-collateral provisions of this Section if (i) the Borrower proposes to pay off the Loan, or (ii) the Borrower proposes to sell the Mortgaged Property and have the Loan assumed by a buyer acceptable to Lender. Upon such request from Borrower, Lender shall consent to the release of the Mortgaged Property from the cross-default and cross-collateral provisions of the Security Instrument for each of the other of the Owner's Projects, provided:

                        (1) The remaining loans to the Owners secured by each of
                  the Owner's Projects that are not requested to be released have, in the aggregate, a minimum overall 1.45 debt service coverage, based on the remaining Owner's Projects' collective Net Operating Income for the 12 months of operation immediately prior to the Borrower's request for such release; and

                        (2) If the Loan is to be assumed by a buyer acceptable
                  to and approved by Lender, the Loan must also have a minimum
                  1.45 debt service coverage, based on the Mortgaged Property's Net Operating Income for the 12 months of operation immediately prior to the Borrower's request for such release; and

            For purposes of (1) and (2) of this paragraph (e), "Net Operating Income" is defined as:

                        (i) the lesser of the actual rents collected for the 12
                  month period (net of any concession) or 95% of the gross potential rental income for the 12 month period; plus

CROSS-DEFAULT AND CROSS-COLLATERALIZATION         FORM 4068  11/01      Page B-2
  MODIFICATIONS TO INSTRUMENT (MULTI-PROJECT/MULTI-NOTE) (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

                        (ii) the actual laundry income (coin operated machines),
                  cable and alarm fees, application fees, late fees and forfeited deposits for the 12 month period; less

                        (iii) the greater of the actual operating expenses for
                  the 12 month period (including the required Replacement Reserves funding for the period) or the operating expenses used by Lender in its final underwriting (including Replacement Reserves), increased at the rate of 3% per annum.

                  (f) Notwithstanding any provision of this Section to the
            contrary, the Borrower shall not be permitted to request a release of the Mortgaged Property from the cross-default and cross-collateral provisions of this Section if, at the time of such request, a default or Event of Default exists under any of the loans held by Lender on any of the Owner's Projects. No release of the Mortgaged Property from the cross-default and cross-collateral provisions of this Section shall be permitted by Lender unless Borrower has paid all costs and expenses of Lender incurred in connection with its processing of the requested release, including, without limitation, all title endorsement premiums, recording fees, inspection fees, and attorney fees."

                  (g) Notwithstanding any provision of this Section to the
            contrary, Borrower and Lender acknowledge and agree that (i) as of the date of this Instrument, fee title to Ocean House, which is described in Exhibit C, has not been conveyed to the entity that will be the Owner of Ocean House; (ii) upon such conveyance of fee title to Ocean House, Lender shall extend a loan to the Owner of Ocean House; and (iii) upon the occurrence of (i) and (ii), Ocean House shall be deemed to be one of the Owner's Projects and the terms and conditions of this Section 54 shall apply to Ocean House.

            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CROSS-DEFAULT AND CROSS-COLLATERALIZATION         FORM 4068  11/01      Page B-3
  MODIFICATIONS TO INSTRUMENT (MULTI-PROJECT/MULTI-NOTE) (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

            55. EXHIBIT C. Exhibit C is attached to this Instrument.

                                            BORROWER'S INITIALS: /s/ WBD
                                                                ___________

CROSS-DEFAULT AND CROSS-COLLATERALIZATION         FORM 4068  11/01      Page B-4
  MODIFICATIONS TO INSTRUMENT (MULTI-PROJECT/MULTI-NOTE) (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

                                    EXHIBIT C

                        ADDITIONAL MULTIFAMILY PROPERTIES

1 The Gables
  201 East Foothill Blvd.
  Monrovia, CA 91016

2 The Lexington
  5440 Ralston Street
  Ventura, CA 93003

3 The Lodge at Paulin Creek
  2375 Range Avenue
  Santa Rosa, CA 95403

4 Mirage Inn
  72750 Country Club Drive
  Rancho Mirage, CA  92270

5 Nohl Ranch Inn
  380 South Anaheim Hills Road
  Anaheim Hills, CA 92807

6 Oak Tree Villa
  100 Lockewood Lane
  Scotts Valley, CA 95066

7 Pacific Inn
  5481 W. Torrance Blvd
  Torrance, CA 90503

8 Ocean House
  2107 Ocean Avenue
  Santa Monica, CA  90405

CROSS-DEFAULT AND CROSS-COLLATERALIZATION         FORM 4068  11/01      Page C-1
  MODIFICATIONS TO INSTRUMENT (MULTI-PROJECT/MULTI-NOTE) (INN AT THE PARK)

                                                        (C) 1997-2001 Fannie Mae

                                   EXHIBIT B-1

                           MODIFICATIONS TO INSTRUMENT
                                (SENIORS HOUSING)

      The following modifications are made to the text of the Instrument that precedes this Exhibit:

      1. Section 1 of the Instrument is hereby amended to add the following paragraphs at the end thereof:

            "(aa) "ACCOUNTS" means all money, funds, investment property, accounts, general intangibles, deposit accounts, chattel paper, documents, instruments, judgments, claims, settlements of claims, causes of action, refunds, rebates, reimbursements, reserves, deposits, subsidies, proceeds, products, rents and profits, now or hereafter arising, received or receivable, from or on account of the Borrower's management and operation of the Mortgaged Property as a Seniors Housing Facility.

            (bb) "CONTRACT(S)" means any contract or other agreement for the provision of goods or services at or otherwise in connection with the operation, use or management of the Mortgaged Property, including cash deposited to secure performance by parties of their obligations.

            (cc) "DEPARTMENT" means the California Department of Social
            Services.

            (dd) "INVENTORY" means all right, title and interest of Borrower in and to inventory of every type and description, now owned and hereafter acquired, including, without limitation, raw materials, work in process, finished goods, goods returned or repossessed or stopped in transit, goods used for demonstration, promotion, marketing or similar purposes, property in, on or with which any of the foregoing may be stored or maintained, all materials and supplies usable or used or consumed at the Mortgaged Property, and all documents and documents of title relating to any of the foregoing, together with all present and future parts, additions, accessories, attachments, accessions, replacements, replacement parts and substitutions therefore or thereto in any form whatsoever.

            (ee) "LICENSE(s)" means any operating licenses, certificates of occupancy, health department licenses, food service licenses, certificates of need, business licenses, permits, registrations, certificates, authorizations, approvals, and similar documents required by applicable laws and regulations for the operation of the Mortgaged Property as a Seniors Housing Facility, including replacements and additions thereto.

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-1
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

            (ff) "OPERATING LEASE" means any master lease, operating agreement, operating lease or similar document, preapproved by Lender, under which control of the occupancy, use, operation, maintenance and administration of the Mortgaged Property as a Seniors Housing Facility has been granted to any individual or entity other than the Borrower.

            (gg) "OPERATOR" means any qualified and licensed (if so required by the applicable laws of the Property Jurisdiction) individual or entity obligated under the terms of an Operating Lease with the Borrower."

            (hh) "SENIORS HOUSING FACILITY" means a residential housing facility which qualifies as "housing for older persons" under the Fair Housing Amendments Act of 1988 and the Housing for Older Persons Act of 1995 and is comprised of independent living units and assisted living units.

            (ii) "THIRD PARTY PAYMENTS" means all payments and the rights to receive such payments from Medicaid programs or similar federal, state or local programs, boards, bureaus or agencies, and from residents, private insurers or others."

      2. Section 1(g) of the Instrument is hereby amended to add the following sentence at the end thereof:

            "The term "Hazardous Materials" shall also include any medical products or devices, including, but not limited to, those materials defined as "medical waste" or "biological waste" under relevant statutes or regulations pertaining to any Hazardous Materials Law."

      3. Section 1(o) of the Instrument is hereby amended to add the following sentence at the end thereof:

            "The term "Leases" shall also include any residency, occupancy, admission and care agreements pertaining to residents of the Mortgaged Property and any Operating Lease."

      4. Section 1(s) of the Instrument is hereby amended:

            (A)   to revise subsection (14) to read as follows:

                  "(14) all resident and tenant security deposits, entrance fees, application fees, processing fees, community fees and any other amounts or fees deposited by any resident or tenant upon execution of a Lease which have not been forfeited by the resident or tenant; and"

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-2
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae
                  and

            (B) to add the following subsections (16), (17), (18) and (19) at the end thereof

                  "(16) all payments due, or received, from residents, second party charges added to base rental income, base and/or additional meal sales, commercial operations located on the Mortgaged Property or provided as a service to the residents of the Mortgaged Property, rental from guest suites, seasonal lease charges, furniture leases, and laundry services, and any and all other services provided to residents in connection with the Mortgaged Property, and any and all other personal property on the Mortgaged Property, excluding personal property belonging to residents of the Mortgaged Property (other than Personalty belonging to Borrower);

                  (17) subject to applicable law and regulations, all Licenses and Contracts relating to the operation and authority to operate the Mortgaged Property as a Seniors Housing Facility;

                  (18) all Third Party Payments arising from the operation of the Mortgaged Property as a Seniors Housing Facility, utility deposits, unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Borrower and all proceeds of any conversion of the Mortgaged Property or any part thereof including, without limitation, proceeds of hazard, property, flood and title insurance and all awards and compensation for the taking by eminent domain, condemnation or otherwise, of all or any part of the Mortgaged Property or any easement therein; and

                  (19) all of Borrower's Accounts and Inventory."

      5. Section 1(v) of the Instrument is hereby amended to add the following sentence at the end thereof:

            "The term "Personalty" shall also include all personal property currently owned or acquired by Borrower after the date hereof used in connection with the ownership and operation of the Mortgaged Property as a Seniors Housing Facility, all kitchen or restaurant supplies and facilities, dining room supplies and facilities, medical supplies and facilities, leasehold improvements, or related furniture and equipment, together with all present and future parts, additions, accessories, replacements, attachments, accessions, replacement parts and substitutions therefor, and the proceeds thereof (cash and non-cash including insurance proceeds) and any other equipment, supplies or furniture owned by Borrower and leased to any third party service provider or any Operator under any Operating Lease, use, occupancy, or

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-3
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae
            lease agreements, as well as all Licenses, to the extent permitted by applicable law and regulations, including replacements and additions thereto."

      6. Section 1(x) of the Instrument is hereby amended to provide as follows:

            "Rents" means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, including rent paid under any Operating Lease, subsidy payments received from any sources (including but not limited to payments under any Housing Assistance Payments Contract), parking fees, laundry and vending machine income and fees and charges for food, healthcare, and other services provided at the Mortgaged Property, whether now due, past due, or to become due, security deposits, entrance fees, application fees, processing fees, community fees and any other amounts or fees forfeited by any resident or tenant, together with and including all proceeds from any private insurance for residents to cover rental charges and charges for services at or in connection with the Mortgaged Property, and the right to Third Party Payments due for the rents or services of residents at the Mortgaged Property. Each of the foregoing shall be considered "Rents" for the purposes of the actions and rights set forth in
            Section 3 of this Instrument."

      7. Section 3(b) of the Instrument is hereby amended to add the following sentence at the end thereof:

            "After an Event of Default, Lender is further authorized to give notice to all Third Party Payment payors (other than governmental entities) at Lender's option, instructing them to pay all Third Party Payments which would be otherwise paid to Borrower to Lender, to the extent permitted by law. If Third Party Payments from Third Party Payment payors which are governmental entities, including Medicaid, are made with respect to the Mortgaged Property, Lender and Borrower shall execute a Depositary Agreement in the then-current Fannie Mae form, as Lender may require, which establishes special procedures for the receipt and disposition of the Third Party Payments."

      8. Section 3(c) of the Instrument is hereby amended to add the following sentence at the end thereof:

            "In order to induce Lender to lend funds hereunder, Borrower (together with any Operator or manager of the Mortgaged Property) hereby agrees upon the occurrence of an Event of Default and at the option of Lender, that it shall continue to provide, or shall cause Operator to continue to provide, all necessary services required under any Operating Lease or applicable licensing or regulatory requirements and shall fully cooperate with Lender and any receiver as may be appointed by a court, in performing these services and agrees to arrange for an orderly transition to a replacement operator, manager or provider of the necessary services, and to execute

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-4
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae
            promptly all applications, assignments, consents and documents requested by Lender to facilitate such transition, provided that it shall be paid for such services in accordance with the terms of the Operating Lease."

      9. The first sentence in Section 4(b) of the Instrument is hereby amended to add the following at the end thereof:

               ", with the exception of any Operating Lease."

      10. The last sentence in Section 4(e) of the Instrument is hereby amended to state as follows:

               "If customary in the applicable market, residential Leases with a month-to-month term or with terms of less than six months shall be permitted with Lender's prior written consent."

        11. The first sentence in Section 4(f) of the Instrument is hereby amended to add the following at the end thereof:

               "with the exception of any Operating Lease which has previously been approved by Lender."

      12. Section 4 of the Instrument is hereby amended to add the following as
Section 4(h):

            "Any Operating Lease is and shall be subject and subordinate in all respects to the liens, terms, covenants and conditions of the Instrument and the other Loan Documents, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances heretofore made or which may hereafter be made pursuant to the Instrument (including all sums advanced for the purposes of (x) protecting or further securing the lien of the Instrument, curing defaults by Borrower under the Loan Documents or for any other purposes expressly permitted by the Instrument or (y) constructing, renovating, repairing, furnishing, fixturing or equipping the Mortgaged Property)."

      13. Section 11 of the Instrument is hereby amended to add the following sentences at the end thereof:

            "Borrower acknowledges that as of the date of this Instrument, Borrower, the Operator and the Mortgaged Property are not certified to participate in the Medicaid assisted living waiver program administered by the Property Jurisdiction ("PROGRAM"). Borrower covenants and agrees that it will notify Lender in writing 30 days prior to Borrower's or Operator's submission of a request to participate in the Program, and will provide Lender with copies of all correspondence and documentation received from the Property Jurisdiction or any authorizing entity

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-5
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae
            concerning its submission. In the event the Mortgaged Property, the Operator or Borrower becomes eligible to participate in the Program, Borrower agrees to execute then-current Fannie Mae forms of Medicaid reserve agreement and depositary agreement as Lender may require.

            Borrower further covenants and agrees that it shall not permit, and shall cause the Operator to not permit, more than 20% of Borrower's or the Operator's effective gross income to be derived from units relying on Medicaid payments. If by reason of applicable law or regulation more than 20% of effective gross income becomes derived from units relying on Medicaid payments, the Borrower shall diligently and expeditiously take, and shall cause Operator to diligently and expeditiously take, all reasonable steps necessary or shall cause the Operator expeditiously to take all reasonable steps necessary, to bring the Mortgaged Property into compliance with the preceding sentence to the extent permissible by applicable law or regulation. Borrower further covenants and agrees that it shall limit, or shall cause the Operator to limit, the use and occupancy of the Mortgaged Property to residents that meet the standards for independent living or assisted living, and that it shall not accept, and shall cause Operator not to accept, residents that require skilled nursing care or permit residents requiring skilled nursing care to remain at the Mortgaged Property as a routine matter."

      14. Section 12(a) of the Instrument is hereby amended to add the following at the end thereof:

            "and, (5) payments for any required licensing fees, permits, or other expenses related to the operation of the Mortgaged Property as a Seniors Housing Facility by or on behalf of the Lender, any fines or penalties that may be assessed against the Mortgaged Property, any costs incurred to bring the Mortgaged Property into full compliance with applicable codes and regulatory requirements, and any fees or costs related to Lender's employment of any operator or service provider for the Mortgaged Property."

      15. Section 14(b) of the Instrument is hereby deleted in its entirety and replaced with the following:

            "(b) Subject to federal, state and local laws and regulations applicable to resident and tenant privacy, including but not limited to the Health Insurance Portability and Accountability Act ("HIPAA") (collectively the "PRIVACY LAWS"), Borrower shall furnish to Lender, or shall cause the Operator to furnish to Lender, all of the following:"

                  "(1) within 45 days after the end of each fiscal quarter, a statement of income and expenses for Borrower's or any Operator's operation of the Mortgaged Property for that quarter, a statement of changes in

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-6
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae
                        financial position of Borrower relating to the Mortgaged Property for that quarter and a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that quarter;"

                  "(2) within 120 days after the end of each twelve consecutive month fiscal year, a statement of income and expenses for Borrower's or any Operator's operation of the Mortgaged Property for that fiscal year, prepared in accordance with generally accepted accounting principles ("GAAP"), a statement of changes in financial position of Borrower relating to the Mortgaged Property for that fiscal year, and a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that fiscal year;"

                  "(3) within 45 days after the end of each quarter of Borrower, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each resident and tenant, and for each resident and tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, any income attributable to additional resident services, and any related information requested by Lender;"

                  "(4) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;"

                  "(5) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and the interest held by each, if Borrower is a corporation, all officers and directors of Borrower, and if Borrower is a limited liability company, all managers who are not members;"

                  "(6) upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from residents or prospective residents and deposits received from residents and any other information requested by Lender;"

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-7
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

                  "(7) if required by Lender, a statement of income and expense for the Mortgaged Property for the prior month or quarter;"

                  "(8) within 10 days of Borrower's receipt, copies of all inspection reports, surveys, reviews, and certifications prepared by, for, or on behalf of any licensing or regulatory authority relating to the Mortgaged Property and any legal actions, orders, notices, or reports relating to the Mortgaged Property issued by the applicable regulatory or licensing authorities;"

                  "(9) upon the request of Lender, copies of all reports relating to the services and operations of the Mortgaged Property, including, if applicable, Medicaid cost reports and records relating to account balances due to or from Medicaid or any private insurer; "

                  "(10) within 45 days after the end of each quarter of
                        Borrower, and at any other time upon Lender's request, with respect to any incident reports made to any liability insurance carrier during that quarter, notice of the nature and status of the incident precipitating the report (excluding the name or names of any tenants or residents); and

                  "(11) within 45 days after the end of each quarter of
                        Borrower, and at any other time upon Lender's request, with respect to any investigative or substantive report made to any public, elderly affairs, regulatory or licensing authority, during that quarter, a copy of the report."

      16.   Section 17(a)(5) is hereby amended to state the following:

            "shall provide for professional management of the Mortgaged Property as a Seniors Housing Facility either by Borrower, an Operator under an Operating Lease approved by Lender in writing, or a management company engaged either by the Borrower or any Operator under a Contract approved by Lender in writing."

      17. Section 17(a) of the Instrument is hereby amended to add the following sentence at the end thereof:

            "Borrower further covenants and agrees that it shall (i) maintain and operate, or cause the Operator to maintain and operate, the Mortgaged Property as a Seniors Housing Facility at all times in accordance with the standards required by any applicable Licenses and as required by any regulatory authority, (ii) maintain in good standing all Licenses, and that it shall cause to renew and extend all such required Licenses, and (iii) not fail to take any action necessary to keep all such

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-8
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

            Licenses in good standing and full force and effect. Borrower will immediately provide, or cause the Operator immediately to provide, Lender with any notice or order of a violation which may otherwise have an adverse impact on the Mortgaged Property, its operations or its compliance with licensing and regulatory requirements."

      18. Section 17 of the Instrument is hereby amended to add the following as subsection (c):

                  "(c) Borrower has entered into the Contracts previously
            identified to Lender for the provision of goods or services, at or otherwise in connection with the operation, use or management of the Mortgaged Property. Borrower may in the future enter into Contracts for the provision of additional goods or services at or otherwise in connection with the operation, use or management of the Mortgaged Property. Until Lender gives notice to Borrower of Lender's exercise of its rights under this Instrument, Borrower shall have all rights, power and authority granted to Borrower under any Contract (except as otherwise limited by this subsection or any other provision of this Instrument), including the right, power and authority to modify the terms of any Contract or extend or terminate any Contract, with the exception of any Operating Lease. Upon the occurrence of an Event of Default and at the option of Lender, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Contracts shall terminate. Upon Lender's delivery of notice to Borrower of an Event of Default, Lender shall immediately have all rights, powers and authority granted to Borrower under any Contract, including the right, power and authority to modify the terms of, extend or terminate any such Contract. Borrower hereby represents and warrants and agrees with Lender that: (1) the Contracts are assignable and no previous assignment of Borrower's interest in the Contracts has been made;
            (2) the Contracts are in full force and effect in accordance with their respective terms and there are no defaults thereunder; (3) Borrower shall fully perform all of its obligations under the Contracts, and Borrower agrees that it may amend or modify the Contracts without the approval of Lender, but that it shall not assign, sell, pledge, transfer, mortgage or otherwise encumber its interests in any of the Contracts so long as this Instrument is in effect, or consent to any transfer, assignment or other disposition thereof without the written approval of Lender; and (4) each Contract entered into by Borrower subsequent to the date hereof, the average annual consideration of which, directly or indirectly, is at least $50,000, shall provide: (i) that it shall be terminable for cause; and (ii) that it shall be terminable, at Lender's option, upon the occurrence of an Event of Default.

      19. Section 18(b) of the Instrument is hereby amended to add the following sentence at the end thereof:

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                 Page B-9
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

            "Prohibited Activities and Conditions also shall not include the safe and lawful use and storage of medical products and devices customarily used in the operation of a Seniors Housing Facility."

      20.   Section 19(c) is hereby amended to provide as follows:

            "Borrower shall maintain or cause any Operator to maintain at all times commercial professional liability and general liability insurance, workers' compensation insurance and such other liability, property, errors and omissions and fidelity insurance coverage as Lender may from time to time require."

      21. Section 21(a) of the Instrument is hereby amended to add the following Sections (8) and (9) at the end thereof:

            "(8) a Transfer or change in the holder of the Licenses authorizing the Mortgaged Property to operate as a Seniors Housing Facility; and"

            "(9) a Transfer of the Borrower's or any Operator's respective interest(s) in any Operating Lease."

      22. Section 22 of the Instrument is hereby amended to add the following as Sections 22 (g), (h), (i) and (j):

            "(g) any failure by Borrower, Operator or any manager (as applicable) to comply with the use and licensing requirements set forth in Sections 10 and 11";

            "(h) any loss by Borrower, Operator or any manager (as applicable) of any License or other legal authority necessary to operate the Mortgaged Property as a Seniors Housing Facility, or any failure by Borrower, Operator or any manager (as applicable) to comply strictly with any consent order or decree or to correct, within the time deadlines set by any federal, state or local licensing agency, any deficiency where such failure results, or under applicable laws and regulations, is reasonably likely to result, in an action by such agency with respect to the Mortgaged Property that may have a material adverse effect on the income and operations of the Mortgaged Property or Borrower's interest in the Mortgaged Property, including, without limitation, a termination, revocation or suspension of any applicable Licenses, necessary for the operation of the Mortgaged Property as a Seniors Housing Facility";

            "(i) if, without the consent of Lender, Borrower, Operator or any manager (as applicable):

                  (i) ceases to operate the Mortgaged Property as a Seniors Housing Facility;

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                Page B-10
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

                  (ii) ceases to provide substantially the same kitchens, separate bathrooms, and areas for eating, sitting and sleeping in each independent living or assisted living unit or at a minimum, central bathing facilities for Alzheimer's/dementia care, as are provided as of the date of this Instrument;

                  (iii) ceases to provide other facilities and services normally associated with independent living or assisted living units, including, without limitation, (A) central dining services providing up to three meals per day, (B) periodic housekeeping, (C) laundry services, (D) customary transportation services, and (E) social activities;

                  (iv) provides or contracts for skilled nursing care for any of the units;

                  (v) leases or holds available for lease to commercial tenants non-residential space (i.e., space other than the units, dining areas, activity rooms, lobby, parlors, kitchen, mailroom, marketing/management offices) exceeding ten percent (10%) of the net rental area; or

                  (vi) takes any action or permits to exist any condition that causes the Mortgaged Property to be no longer classified as a Seniors Housing Facility; and

            (j) a default under any Operating Lease or under the Subordination, Assignment and Security Agreement executed by Borrower, Operator and Lender in connection with this Loan which continues beyond any applicable cure period, or the termination of any Operating Lease without Lender's prior written approval."

      23. The former Sections 22(g), (h) and (i) are hereby amended to be Sections 22 (k), (l) and (m), respectively and are amended to read as follows:

            "(k) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (j)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower, but no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                Page B-11
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

            (l) any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document; and

            (m) any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable."

      24. Section 43 of the Instrument is hereby amended to add the following sentences at the end thereof:

            "In addition to the remedies set forth herein and elsewhere in this Instrument, upon an Event of Default Lender shall be entitled to mandate the use of a lockbox bank account or other depositary account, to be maintained under the control and supervision of Lender, for all income of the Mortgaged Property, including, but not limited to, Rents, service charges, insurance payments and Third Party Payments. Lender may, upon an Event of Default, cause the removal of Borrower, Operator or any manager (as applicable) from any Mortgaged Property operations. Until such time as Lender has located a replacement operator, Borrower, the acting Operator or manager shall continue to provide all required services to maintain the Mortgaged Property in full compliance with all licensing and regulatory requirements as a Seniors Housing Facility, provided that Borrower, the acting Operator or manager shall be paid for such services in accordance with the terms of any applicable Operating Lease. Borrower acknowledges that its failure to perform or to cause the performance of this service shall constitute a form of waste of the Mortgaged Property, causing irreparable harm to Lender and the Mortgaged Property, and shall constitute sufficient cause for the appointment of a receiver."

      25. The following new Sections are added to the Instrument after the last numbered Section:

            "56. BORROWER'S REPRESENTATIONS AND WARRANTIES. In addition to any other representations and warranties contained in this Instrument, Borrower hereby represents and warrants to Lender as follows:

            (a) Subject to Section 57, the Mortgaged Property is duly licensed as a residential care facility for the elderly ("RCFE") and is in all respects otherwise legally authorized to operate as a Seniors Housing Facility, under the applicable laws of the Property Jurisdiction;

            (b) Borrower, the Operator and the Mortgaged Property (and the operation thereof), as applicable, are in compliance in all material respects with the applicable provisions of all laws, statutes, regulations, ordinances, orders, standards, restrictions

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                Page B-12
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae
            and rules of any federal, state or local government or quasi-government body, agency, board or authority having jurisdiction over the operation of the Mortgaged Property, including, without limitation: (i) health care and fire safety codes; (ii) design and construction requirements, (iii) laws regulating the handling and disposal of medical or biological waste;
            (iv) the applicable provisions of Seniors Housing Facility laws, rules, regulations and published interpretations thereof to which the Borrower, the Operator or the Mortgaged Property is subject; (v) privacy, security and billing standards such as those set forth in HIPAA, and (vi) all criteria established to classify the Mortgaged Property as a Seniors Housing Facility;

            (c) If required, Borrower or the Operator has a current provider agreement under any and all applicable federal, state and local laws for reimbursement: (a) to a Seniors Housing Facility; or (b) for other types of care provided at such facility. There is no decision not to renew any provider agreement related to the Mortgaged Property, nor is there any action pending or threatened to impose alternative, interim or final sanctions with respect to the Mortgaged Property;

            (d) Neither Borrower, the Operator nor the Mortgaged Property is subject to any proceeding, suit or investigation by any federal, state or local government or quasi-government body, agency, board authority or any other administrative or investigative body which may result in the imposition of a fine or an alternative, interim or final sanction, or which would have a material adverse effect on Borrower or the operation of the Mortgaged Property, or which would result in the appointment of a receiver or manager or would result in the revocation, transfer, surrender, suspension or other impairment of the Licenses for the Mortgaged Property to operate as a Seniors Housing Facility;

            (e) Upon Lender's request and subject to Privacy Laws, copies of resident care agreements and resident occupancy agreements shall be provided to Lender. All resident records at the Mortgaged Property are true and correct in all material respects;

            (f) Neither the execution and delivery of the Note, the Instrument or the Loan Documents, Borrower's performance thereunder, nor the recordation of the Instrument will adversely affect the Licenses necessary for the operation of the Mortgaged Property as a Seniors Housing Facility in the Property Jurisdiction;

            (g) Borrower is not a participant in any federal program whereby any federal, state or local, government or quasi-governmental body, agency, board or other authority may have the right to recover funds by reason of the advance of federal funds. Borrower has received no notice, and is not aware of any violation of applicable antitrust laws of any federal, state or local, government or quasi-government body, agency, board or other authority; and

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                Page B-13
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

            (h) Except as otherwise specifically disclosed to the Lender in writing, in the event any existing Operating Lease or management agreement is terminated or Lender acquires the Mortgaged Property through foreclosure or otherwise, neither Borrower, Lender, any subsequent operator or manager, nor any subsequent purchaser (through foreclosure or otherwise) must obtain a certificate of need from any applicable state health care regulatory authority or agency (other than giving such notice required under the applicable state law or regulation) prior to applying for any applicable License necessary for the operation of the Mortgaged Property as a Seniors Housing Facility, provided that no service or unit complement is changed.

            57. PROVISIONAL LICENSING. As of the date of this Instrument, the Mortgaged Property is operating as a RCFE pursuant to an emergency approval to operate issued by the Community Care Licensing Division of the Department. Borrower or the Operator shall obtain from the Department (a) within sixty (60) days after the date of this Instrument a provisional license to operate the Mortgaged Property as a RCFE (the "PROVISIONAL LICENSE") and (b) within six (6) months after the date that the Department issues the Provisional License, a permanent license to operate the Mortgaged Property as a RCFE (the "PERMANENT LICENSE"); provided, however, that if the Department does not issue the Permanent License within such six (6)-month period, Borrower or the Operator shall cause the Department to extend the term of the Provisional License for an additional six (6) months and Borrower shall obtain the Permanent License within such additional six (6)-month period. Borrower shall furnish, or cause the Operator to furnish, to Lender (i) within 30 days after the end of each fiscal quarter a written report regarding the status of obtaining the Provisional License and/or the Permanent License, as applicable, and (ii) immediately upon receipt copies of the Provisional License and the Permanent License. Nothing in this Section shall be construed to require Borrower or the Operator to obtain a Provisional License if the Department issues the Permanent License without first issuing a Provisional License, provided at all times the Mortgaged Property is in all respects legally authorized to operate as a Seniors Housing Facility, under the applicable laws of the Property Jurisdiction."

            58. EXERCISE OF RIGHTS AND REMEDIES. Lender acknowledges and agrees that the obligations of Borrower and exercise of any rights or remedies by Lender under this Instrument shall be subject to, and exercised to the extent permitted by, applicable law.

            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                Page B-14
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

      26. All capitalized terms used in this Exhibit not specifically defined herein shall have the meanings set forth in the text of the Instrument that precedes this Exhibit.

                                              BORROWER'S INITIALS: /s/ WBD
                                                                   _____________

SENIORS HOUSING MODIFICATIONS TO INSTRUMENT   Form 4075                Page B-15
(INN AT THE PARK)

                                                 05-05  (C) 2000-2005 Fannie Mae

                                   EXHIBIT B-2

                           MODIFICATIONS TO INSTRUMENT

      The following modifications are made to the text of the Instrument which precedes this Exhibit:

1. The first sentence of the fourth paragraph on Page 1, which begins "Borrower represents and warrants that Borrower", is amended to add after "and that the Mortgaged Property is unencumbered" the following:

      ", except as set forth in the schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property (the "TITLE POLICY")."

2. The second sentence of the fourth paragraph on Page 1 is amended to read as follows:

      "Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in the Title Policy."

3. Section 13 is amended by deleting the period at the end thereof and adding the following: "and upon reasonable notice."

4. Section 14(a) is amended by deleting the period at the end thereof and adding the following: "during normal business hours and upon reasonable notice."

5. The second sentence of Section 14(c) is amended by adding to the beginning thereof the following: "If an Event of Default has occurred,".

6. Section 16 is amended by adding after the words "lien or encumbrance" and before "(a `LIEN')" the words ", except an inchoate mechanics lien".

7. Section 18(a)(1) is amended by deleting the semicolon at the end thereof and adding the following: "in violation of any Hazardous Material Laws;".

8. Section 18(a)(2) is amended by deleting the semicolon at the end thereof and adding the following: "in violation of Hazardous Material Laws;".

9. Section 18(a)(3) is amended by deleting from line 3 thereof, the following: "or may be".

10. Section 18(b) is amended by adding to the third line thereof after the word "comparable" and before the words "multifamily properties," the following: "senior housing or"

11. Section 18 is amended by adding at the end thereof a new paragraph (q) as follows:

      "(q) Notwithstanding anything herein to the contrary, this Section shall not apply to the introduction and initial release of Hazardous Materials on the Mortgaged Property

MODIFICATIONS TO MULTIFAMILY INSTRUMENT (INN AT THE PARK)               PAGE B-1
      from and after the date that the Lender acquires title to the Mortgaged Property through foreclosure or deed in lieu of foreclosure (the "TRANSFER DATE"); provided, however, Borrower shall bear the burden of proof that the introduction and initial release of Hazardous Materials (i) occurred subsequent to the Transfer Date, and (ii) did not occur as a result of any action of Borrower, and (iii) did not occur as a result of any continuing migration or release of any Hazardous Materials introduced prior to the Transfer Date in, on, under, or near the Mortgaged Property."

12.   The fourth sentence of Section 19(b) is amended to read as follows:

      "Lender shall have the right to hold copies of policies of all insurance required by Section 19(a), each certified by the insurance broker as being a copy of the original policy."

13.   The last sentence of Section 19(b) is amended to read as follows:

      "Borrower shall deliver to Lender (i) at least 10 days prior to the expiration date of a policy an Accord certificate with respect to a renewal policy and (ii) as soon as reasonably possible thereafter, such additional information with respect to such renewal policy reasonably requested by Lender, including a copy of such renewal policy certified by the insurance broker as being a copy of the original policy."

14. Section 19(f) is amended by deleting the first sentence and adding in its place the following: "In the event of loss of any of the Mortgaged Property, Borrower shall cause prompt written notice to be given to the insurance carrier and to Lender."

15. Section 19(f) is further amended by deleting the period at the end of the second sentence and adding at the end thereof the following: ", provided however, that Borrower may itself make proof of loss, adjust and compromise any claims under policies of property damage insurance, appear in and prosecute any action arising out of such property damage insurance policies and collect and receive the proceeds of property damage insurance for any losses arising out of a single occurrence aggregating not in excess of $100,000; and in the case of losses arising out of a single occurrence aggregating not in excess of $250,000 may make proof of loss, adjust and compromise any claims under policies of property damage insurance, appear in and prosecute any action arising from such property damage insurance policies but may not collect, and receive the proceeds of property damage insurance, the same having been assigned to Lender hereunder."

16. Section 20(a) is amended by deleting the period at the end of the third sentence and adding at the end thereof the following: ", provided however, that Borrower may itself appear in, prosecute any action or proceeding relating to any condemnation and settle or compromise any claim and collect and receive the proceeds of the award therefrom aggregating not in excess of $10,000, and may itself appear in, prosecute any action or proceeding relating to any condemnation and settle and compromise any claim aggregating not in excess of $50,000 but may not collect and receive the award therefrom, the same having been assigned to Lender hereunder."

MODIFICATION TO MULTIFAMILY INSTRUMENT (INN AT THE PARK)                PAGE B-2

17. Section 21(b)(3) is amended in its entirety to read as follows: "The grant of a leasehold interest in an individual dwelling unit for an initial term of two years or less not containing an option to purchase;"

18. Section 21(b)(4) is amended by adding in the second line thereof after the word "replaced" and before the word "by," the following: "to the extent necessary for operation of the Mortgaged Property".

19. Section 21(b)(5) is amended by adding in the second line thereof after the word "materially" and before the word "affect", the words "and adversely".

20. Section 21(b)(6) is amended by deleting the period at the end thereof and adding the following: "; provided, however, that Borrower shall not be required to release of record such lien as long as Borrower shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the lien so contested and the sale of the Mortgaged Property or any part thereof, to satisfy the same, and provided that Borrower shall, prior to the date such lien is due and payable, have given such reasonable security as may be demanded by the Lender to insure such payments plus interest or penalties thereon and prevent any sale or forfeiture of the Mortgaged Property by reason of such non payment. Any such contest shall be prosecuted with due diligence and Borrower shall promptly after final determination thereof, pay the amount of any such lien so determined, together with all interest and penalties which may be payable in connection therewith. Notwithstanding these provisions Borrower shall pay any such lien notwithstanding such contest if in the opinion of Lender the Mortgaged Property shall be in jeopardy or in danger of being forfeited or foreclosed."

21. Section 21(b) is amended to (a) delete the word "and" at the end of Subsection 5, (b) delete the period at the end of Subsection (6) and replace it with a semi-colon and (c) add the following Subsections (7),
      (8), (9) and (10) as follows:

      "(7) a one-time Transfer (i) by Fortress Investment Trust II, a Delaware business trust ("FIT II") of all of its ownership interest in FIT REN LLC, a Delaware limited liability company ("FIT REN"), to Alterra Healthcare Corporation, a Delaware corporation ("AHC") and
            (ii) of all of the direct and indirect ownership interest in AHC to Brookdale Senior Living, Inc., a Delaware corporation, or a to-be-named equivalent holding company for AHC ("BSL"), provided that after such Transfer AHC owns all of the direct and indirect ownership interest in FIT REN;

      (8) a Transfer of any ownership interest in BSL or in any entity which owns, directly or indirectly through one or more intermediate entities, an interest in BSL;

      (9) a Transfer of any ownership interest in FIT II or in any entity which owns, directly or indirectly through one or more intermediate entities, an interest in FIT II; and

      (10) a Transfer by BSL of any ownership interest in any other entity which owns directly or indirectly through one or more intermediate entities, an ownership

MODIFICATION TO MULTIFAMILY INSTRUMENT (INN AT THE PARK)                PAGE B-3
      interest in BSL or in BSL's wholly owned subsidiaries to another entity which is wholly owned, directly or indirectly, by BSL."

22.   Section 21 is amended to add the following Subsections (e) and (f):

      "(e) Lender and Borrower acknowledge and agree that immediately following the Transfer of ownership interests in FIT REN described in Section 21(b)(7), BSL shall become the Key Principal. Borrower and Lender agree that they shall execute (and Borrower shall cause BSL to execute) an assumption agreement in the then-current Fannie Mae form, as may be required by Lender, that, among other things, requires BSL to assume all obligations of Key Principal under the Loan Documents and releases FIT II from its obligations as Key Principal to the extent provided in such agreement.

      (f) Borrower shall provide Lender with written notice (i) of the occurrence of the Transfer described in Section 21(b)(7), (ii) of the filing of the initial Form S-1 (or equivalent form) with the United States Securities and Exchange Commission in connection with the initial public offering of stock in BSL and (iii) in the event Mark Schulte or John Rijos leave the employment of BSL."

23. Section 21(c)(3) is amended by adding in the last line thereof after the words "deeds to secure debt on" or and before the word "multifamily" the words "senior housing".

24. Section 21(c)(4) is amended by adding in the last line thereof before the words "multifamily properties," the words "senior housing or".

25.   Section 22(k) is deleted in its entirety and replaced with the following:

      "(k) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (j)), as and when required, which continues for a period of thirty (30) days after notice of such failure by Lender to Borrower or, if such failure cannot reasonably be cured within thirty (30) days, such reasonable additional time as is necessary to cure the same; provided Borrower (i) commenced to cure the failure within such thirty (30) day period, (ii) diligently and in good faith continues the same to completion, and (iii) provides Lender from time to time at Lender's written request, evidence satisfactory to Lender of Borrower's continuing good faith efforts to cure such failure; and provided, further, however, such notice or grace period, or time period for such reasonable additional time shall not apply in the case of any such failure which could, in Lender's reasonable judgment absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or the Indebtedness or this Instrument or any other security given under any other Loan Document."

26.   Section 31 is amended to add the following Subsection (d):

            "(d) Lender shall deliver a copy of each notice to Borrower to Brookdale Living Communities, Inc. at the following address:

MODIFICATION TO MULTIFAMILY INSTRUMENT (INN AT THE PARK)                PAGE B-4
               c/o Brookdale Living Communities, Inc.
               330 North Wabash, Suite 1400
               Chicago, Illinois 60611
               Attention: General Counsel

[THE FOLLOWING PAGE TO THIS EXHIBIT IS PAGE B-5, EVEN THOUGH THIS RESULTS IN TWO CONSECUTIVE PAGE B-5.]

MODIFICATION TO MULTIFAMILY INSTRUMENT (INN AT THE PARK)               PAGE B-5

27. All capitalized terms used in this Exhibit not specifically defined herein shall have the meanings set forth in the text of the Instrument that precedes this Exhibit.
                                                        /s/ WBD
                                                        ------------------------
                                                        BORROWER'S INITIALS

MODIFICATION TO MULTIFAMILY INSTRUMENT (INN AT THE PARK)                PAGE B-6

                                   EXHIBIT B-3

                           MODIFICATIONS TO INSTRUMENT
                            (REQUEST FOR SECOND LIEN)

      1. The following new Section is added to the end of the Instrument after the last numbered Section:

      "59. SUBORDINATE MORTGAGE. Notwithstanding the provisions of Section 21, Lender shall be deemed to have consented to the filing of a subordinate mortgage lien against the Property which secures a subordinate note held by Fannie Mae."

      2. All capitalized terms used in this Exhibit not specifically defined herein shall have the meanings set forth in the text of the Instrument that precedes this Exhibit.
                                              /s/ WBD
                                              __________________________________
                                              INITIALS

SECOND LIEN MODIFICATIONS TO INSTRUMENT               FORM 4077 10/98   Page B-3
(INN AT THE PARK)
                                                        (C) 1997-1998 Fannie Mae